UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	– REGULATION FD DISCLOSURE

On May 15, 2006, FiberTower Corporation (“FiberTower”) and First Avenue Networks Inc. (“First Avenue”, Nasdaq: FRNS) announced that they have entered into a definitive merger agreement to combine the two companies in an all-stock transaction valued at approximately $1.5 billion. A subsidiary of Crown Castle International Corp. (“Company”) is the largest shareholder of FiberTower with a 33.8% equity interest in FiberTower on a fully diluted basis. Following completion of the contemplated merger, which is expected to close by the end of the third quarter of 2006, the Company anticipates that its subsidiary will hold an approximately 17% equity interest in the combined company. The May 15 FiberTower/First Avenue press release is furnished herewith as Exhibit 99.1 to this Form 8-K. As indicated in the press release, additional relevant materials will be filed by First Avenue with the Securities and Exchange Commission, including an information statement on Schedule 14C.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by FiberTower and First Avenue dated May 15, 2006

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K contains forward-looking statements that are based on management’s current expectations. Such statements include, but are not limited to plans, projections and estimates regarding the contemplated merger of FiberTower and First Avenue, including the value of the transaction, the anticipated timing of the transaction, and the Company’s interest in the combined entity following the transaction. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors which could affect the Company’s results is included in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:  /s/ E. Blake Hawk

-----------------------------

Name: E. Blake Hawk

Title: Executive Vice President
and General Counsel

Date: May 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by FiberTower and First Avenue dated May 15, 2006

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